Financial Supplement Fourth Quarter 2023 Exhibit 99.2

Disclaimers 02 This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the following: future financial and financing plans; strategies related to the Company's business and its portfolio, including acquisition opportunities and disposition plans; growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward- looking statements, though not all forward-looking statements contain these identifying words. Our forward- looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (ii) the risk that we may have to incur additional impairment charges related to our assets held for sale if we are unable to sell such assets at the prices we expect; (iii) the impact of healthcare reform legislation, including minimum staffing level requirements, on the operating results and financial conditions of our tenants; (iv) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (v) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenwal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (vi) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vii) the ability to generate sufficient cash flows to service our outstanding indebtedness; (viii) access to debt and equity capital markets; (ix) fluctuating interest rates; (x) the impact of public health crises, including significant COVID-19 outbreaks as well as other pandemics or epidemics; (xi) the ability to retain our key management personnel; (xii) the ability to maintain our status as a real estate investment trust (“REIT”); (xiii) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xiv) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xv) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2023, including in the sections entitled “Risk Factors” in Item 1A of such reports, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the "SEC"). This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement or on our website. See “Financials and Filings – Quarterly Results” on the Investors section of our website at investor.caretrustreit.com. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign") and The Pennant Group, Inc. ("Pennant") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s and Pennant's financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov. This supplement provides information about our financial results as of and for the quarter and year ended December 31, 2023 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

Table of Contents CONTACT INFORMATION 03 CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 (949) 542-3130 ir@caretrustreit.com www.CareTrustReit.com Transfer Agent Broadridge Corporate Issuer Solutions P.O. Box 1342 Brentwood, NY 11717 (800) 733-1121 shareholder@broadridge.com Camarillo Senior Living (Camarillo, CA) COMPANY PROFILE 04 COMPANY SNAPSHOT 05 INVESTMENTS 06 PORTFOLIO OVERVIEW 07-15 Portfolio Repositioning Top 10 Tenants Lease Coverage Portfolio Performance Rent Diversification by Tenant Geographic Diversification Rent Diversification by State Lease Maturities Tenant Purchase Options Other Real Estate Investments FINANCIAL OVERVIEW 16-24 Consolidated Statements of Operations Reconciliation of EBITDA, FFO and FAD Consolidated Balance Sheets Key Debt Metrics Debt Summary 2024 Guidance Equity Capital Transactions Other Financial Highlights GLOSSARY 25-26

Company Profile MANAGEMENT Dave Sedgwick – Chief Executive Officer Bill Wagner - Chief Financial Officer James Callister - Chief Investment Officer CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses. Since its debut as a standalone public company on June 1, 2014, and as of December 31, 2023, CareTrust REIT has expanded its tenant roster to 23 operators, and has grown its real estate portfolio to 207 net-leased healthcare properties across 25 states, consisting of 22,625 operating beds/units, excluding 14 properties classified as held for sale as of December 31, 2023, two facilities which are in the process of being repurposed and three that are non-operational. As of December 31, 2023, CareTrust REIT also had eight secured loans receivable, one mezzanine loan receivable and one preferred equity investment. BOARD OF DIRECTORS Diana Laing - Chair Anne Olson Spencer Plumb Dave Sedgwick Careina Williams EQUITY ANALYST COVERAGE* Baird - Wes Golladay | (216) 737-7510 BMO Capital Markets - Juan Sanabria | (312) 845-4074 Deutsche Bank - Omotayo Okusanya | (212) 250-9284 Jefferies - Joe Dickstein | (212) 778-8771 KeyBanc Capital Markets - Austin Wurschmidt | (917) 368-2311 Raymond James - Jonathan Hughes | (727) 567-2438 RBC Capital Markets - Michael Carroll | (440) 715-2649 Stifel - Steve Manaker | (212) 271-3716 Wells Fargo - Connor Siversky | (646) 949-9037 * This information is provided as of February 8, 2024. This list may be incomplete and is subject to change as firms initiate or discontinue coverage of CareTrust. Please note that any opinions, estimates, or forecasts regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, or forecasts of CareTrust or our management. CareTrust does not by our reference or distribution of the information above imply our endorsement of or concurrence with any opinions, estimates, or forecasts of these analysts. Interested persons may obtain copies of analysts’ reports on their own as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions in our stock and may provide compensated services to us. 04

CARETRUST REIT, INC. NYSE: CTRE Market Data (as of December 31, 2023) ◦ Closing Price: $22.38 ◦ 52 Week Range: $23.49 – $17.86 ◦ Market Cap: $2,921M ◦ Enterprise Value: $3,226M ◦ Outstanding Shares: 130.503M Credit Ratings ◦ Corporate Rating: BB (stable) ◦ Senior Unsecured Notes: BB+ ◦ Corporate Rating: BB+ (stable) ◦ Senior Unsecured Notes: BB+ FitchS&P ◦ Corporate Rating: Ba2 (stable) ◦ Senior Unsecured Notes: Ba2 Moody’s $1,969.9M INVESTMENTS 207 PROPERTIES 22,625 OPERATING BEDS/UNITS 23 OPERATORS 25 STATES Note: Portfolio amounts presented above are as of December 31, 2023 and exclude our eight secured loans receivable, one mezzanine loan receivable and one preferred equity investment. Additionally, amounts exclude 14 properties classified as held for sale as of December 31, 2023, two facilities which are in the process of being repurposed and three that are non-operational. General Note: Totals may not add due to rounding. Snapshot 05

[1] Initial Investment for properties acquired in connection with the Company becoming public represents Ensign's and Pennant's gross book value. Initial Investment for properties acquired since inception as a public company represents CareTrust REIT’s purchase price and transaction costs and includes commitments for capital expenditures that are not rent producing. [2] Initial Operating Beds/Units as of the acquisition date. [3] Initial Rent represents the annualized acquisition-date cash rent, deferred interest income on any preferred equity investments and interest income on any mortgage loans receivable, secured loans receivable and mezzanine loans. Initial Rent excludes ground lease income. [4] Initial Yield represents Initial Rent divided by Initial Investment and excludes properties not under a long-term master lease. [5] All amounts, except as otherwise indicated, include any preferred equity investments, mortgage loans receivable and mezzanine loans receivable. [6] The Summit lease provides for abatement of the first month of rent. Initial rent begins with the first month the tenant pays cash rent. [7] The lease provides for abatement of the first three months of rent. Initial rent begins with the first month the tenant pays cash rent. [8] The lease provides for the abatement of the first month of rent. Initial rent begins with the first month the tenant pays cash rent. [9] The Links Healthcare Group master lease, which includes the investments on 6/1/2023 and 6/30/2023, provides for annual fixed increases from $6.8 million in year one (7.5%) to $7.6 million in year two (8.4% yield) and $8.9 million in year three (9.8% yield). [10] We contributed $25.5 million to a $26.1 million joint venture ("JV") for the purchase of one SNF. The SNF is currently leased under a short-term lease and will be leased to Bayshire once regulatory approval is obtained under a 15 year term at an initial yield of 9.7% to CareTrust REIT, which does not consider a rent deferral of $420,000 in the first year to be repaid in 15 installments beginning in year 2. [11] We contributed $34.2 million to a $35.1 million JV for the purchase of two SNFs. The initial yield to CareTrust REIT is 5.8%. The lease agreement provides for a rent reset in 2027 to increase annual rent at a cap of 10% of revenues The yield assumes the rent reset at the current performance of the facilities. Initial rent is $2 million (5.8% yield). [12] We contributed $10.8 million to a $11.0 million JV for the purchase of one ALF. The initial yield to CareTrust REIT is 9.3%. Investments (dollars in thousands) 06 Date Operator Property Type Location Facilities Initial Investment[1] Initial Operating Beds/Units[2] Initial Rent [3] Initial Yield[4] 6/1/2014 The Ensign Group ALF, SNF, Campus Various 94 $ 501,673 10,053 $ 56,000 N/A 2019 Investments 27 340,884 3,348 30,168 8.8% 2020 Investments 17 105,267 961 9,398 8.9% 2021 Investments 10 196,576 1,247 13,103 7.7% 2022 Investments 29 169,163 3,351 15,213 9.0% 4/01/2023 Momentum, Summit SNF TX, KS 2 17,050 280 1,693 9.9% [6] 5/01/2023 Chapters Living ALF IL 2 18,183 136 1,710 9.4% [7] 5/01/2023 Elevation Group SNF GA 1 12,072 148 1,140 9.4% 6/01/2023 EverGreen Health Group SNF TX 1 14,330 125 1,365 9.5% [8] 6/01/2023 Ridgeline Management ALF MI, OH 2 21,135 105 1,785 8.4% 6/01/2023 Links Healthcare Group SNF, SNF Campus CA 3 71,494 387 7,071 9.9% [9] 6/29/2023 Secured Loan SNF Campus, ILF CA 3 25,993 223 2,339 9.0% 6/30/2023 Links Healthcare Group SNF CA 1 19,252 99 1,812 9.4% [9] 7/17/2023 Secured Loan SNF FL 2 15,727 115 1,415 9.0% 9/01/2023 Bayshire SNF CA 1 26,112 187 2,637 10.1% [10] 9/29/2023 Secured Loan SNF CA 3 3,564 396 428 12.0% 10/25/2023 Covenant Care SNF CA 2 35,147 198 4,025 11.5% [11] 11/29/2023 Secured Loan ALF CA 1 6,300 38 624 9.9% 12/07/2023 Preferred Equity SNF N/A N/A 1,782 N/A 267 15.0% 2023 Investments 24 288,141 2,437 28,311 9.8% 01/03/2024 Oxford Health Group ALF CA 1 11,036 86 1,022 9.3% [12] 01/25/2024 Mezzanine Loan SNF MO N/A 9,800 N/A 1,372 14.0% 02/01/2024 Mezzanine Loan SNF CA N/A 7,365 N/A 847 11.5% 02/02/2024 Mezzanine Loan SNF VA N/A 35,000 N/A 4,900 14.0% 2024 Investments 1 63,201 86 8,141 12.9 % Average annual investments (2015-2023)[5] 23 226,982 1,999 20,277 9.7%

Notes: [1] Estimated Rent Commencement date based on final Change Of Ownership approval and final licensing, estimated in Q2 2024. Annual cash rent under the new lease is approximately $1.0 million beginning on the first day of the second lease year. [2] Contractual Rent based on year 1 rent under new Master Leases. [3] As of December 31, 2023. Portfolio Repositioning (dollars in thousands) (As of February 1, 2024) 07 Retained Facilities Type # of Properties Property Type # of Beds Year 1 Contractual Rent Estimated Rent Commencement Re-Tenant 2 ALF 98 — Q2 2025[1] Re-Tenant/Conversion 2 ALF 200 1,741 [2] 2nd half 2024 4 298 $ 1,741 On the Market Status # of Properties Property Type # of Beds 2023 Collected Rent[3] Estimated Net Proceeds PSA 11 SNF 721 $ 3,230 $ 10,665 Under LOI 1 ALF 110 — 3,310 12 831 $ 3,230 $ 13,975

Notes: [1] Lease Coverage excludes 14 properties classified as held for sale as of December 31, 2023, seven facilities that have transitioned to a new operator, two facilities which are in the process of being repurposed and three that are non-operational. [2] EBITDAR Coverage and EBITDARM Coverage are based on financial information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. Coverage metrics are based on contractual cash rents in place during the period presented unless a lease has been entered into or amended since the end of the period, in which case the current contractual rent is used. [3] Ensign and Pennant have announced that they have returned all or a portion of the provider relief funds issued to them by the U.S. Department of Health and Human Services ("HHS") pursuant to the CARES Act in connection with the COVID-19 pandemic ("HHS Relief Funds"). [4] Coverage metrics in this section exclude all HHS Relief Funds and PPP Loans received and retained to date, if any. Where applicable, includes Employee Retention Tax Credits amortized over trailing 12 months based on month received and applied. [5] Coverage metrics in this section include all known HHS Relief Funds received and retained as reported to us through February 1, 2024, if any, and amortizes the retained HHS Relief Funds ratably over the period of availability based on when the HHS Relief Funds were received in accordance with HHS' current guidelines for using the HHS Relief Funds for allowable purposes, except for phase 4 funding which is amortized ratably from the date the funds are received through June 30, 2022. The calculations further assume that (i) none of the HHS Relief Funds retained to date will be returned to HHS, and (ii) no additional HHS Relief Funds will be distributed to providers in the future. Excludes PPP Loans. Where applicable, includes Employee Retention Tax Credits amortized over trailing 12 months based on month received. [6] Coverage metrics include historical performance on two facilities acquired in October 2023. [7] No coverage metrics are provided for the period prior to lease commencement for facilities transferred to The Pennant Group in March 2023. [8] No coverage metrics are provided as the facilities are pre-stabilized. [9] No coverage metrics are provided for the period prior to lease commencement for facilities acquired in March and April 2021. See "Glossary" for additional information. Top 10 Tenants Lease Coverage [1] 08 Twelve Months Ended March 31, 2020 Twelve Months Ended September 30, 2023 Twelve Months Ended September 30, 2023 Pre COVID-19 Excludes Use of HHS Funds[4] Includes Amortized HHS Funds[5] EBITDAR Coverage[2] EBITDARM Coverage[2] EBITDAR Coverage[2] EBITDARM Coverage[2] EBITDAR Coverage[2] EBITDARM Coverage[2] 1 The Ensign Group[3] 3.02x 3.79x 3.28x 4.14x 3.28x 4.14x 2 Priority Management Group 1.50x 1.81x 1.36x 1.67x 1.40x 1.70x 3 Cascadia Healthcare 1.61x 2.07x 1.69x 2.18x 1.69x 2.18x 4 Providence Group 1.04x 1.46x 2.72x 3.32x 2.72x 3.32x 5 Covenant Care[6] 2.03x 2.69x 1.73x 2.43x 1.73x 2.43x 6 Eduro Healthcare, LLC 1.17x 1.65x 0.96x 1.47x 0.96x 1.47x 7 The Pennant Group[3][7] 1.27x 1.48x 0.78x 0.98x 0.78x 0.98x 8 Links Healthcare[8] — — — — — — 9 Bayshire Senior Communities[9] 1.32x 1.60x 1.46x 1.91x 1.46x 1.91x 10 WLC Management 2.15x 2.59x 1.68x 2.16x 1.68x 2.16x Total Top 10 Tenants 2.15x 2.71x 2.27x 2.88x 2.27x 2.89x All Other Tenants 1.08x 1.46x 1.39x 1.81x 1.43x 1.86x Total 2.08x 2.63x 2.19x 2.78x 2.20x 2.80x

Portfolio Performance 09 Notes: [1] Initial Investment for properties acquired in connection with the Company becoming public represents Ensign's and Pennant's gross book value. Initial Investment for properties acquired since inception as a public company represents CareTrust REIT’s purchase price and transaction costs and includes commitments for capital expenditures that are not rent producing and impairment charges. [2] Rent represents December 2023 contractual cash rent, annualized, and presented at 100% share for consolidated entities, and excludes ground lease income and the impact of any rent abatement for recent acquisitions, if applicable. Additionally, if an existing lease was amended or restructured subsequent to December 31, 2023 but prior to our filing date for the respective period, the initial or amended contractual cash rent is used. [3] Current Yield represents Rent divided by Investment. [4] All amounts exclude our eight secured loans receivable, one mezzanine loan receivable and one preferred equity investment as of December 31, 2023. Additionally, amounts exclude 14 properties classified as held for sale as of December 31, 2023, two facilities which are in the process of being repurposed and three that are non-operational. [5] Rent represents September 2023 contractual cash rent, annualized, and presensted at 100% share for consolidated entities, and excludes ground lease income and the impact of any rent abatement for recent acquisitions, if applicable. Additionally, if an existing lease was amended or restructured subsequent to September 30, 2023 but prior to our filing date for the respective period, the initial or amended contractual cash rent is used. [6] All amounts exclude our seven secured loans receivable and one mezzanine loan receivable as of September 30, 2023. Additionally, amounts exclude 15 properties classified as held for sale as of September 30, 2023, two facilities which are in the process of being repurposed and two that are non-operational. [7] Rent represents December 2022 contractual cash rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2022 but prior to our filing date for the respective period, the initial or amended contractual cash rent is used. [8] All amounts exclude our three secured loans receivable and two mezzanine loans receivable as of December 31, 2022. Additionally, amounts exclude five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-leasing, two facilities which are or were in the process of being repurposed and two that are non-operational as of such date. See “Glossary” for additional information. (dollars in thousands) As of December 31, 2023 Asset Type Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[2] % of Total Rent Current Yield[3] Skilled Nursing 150 16,535 $ 1,407,774 71.5% $ 147,363 73.0% 10.5 % Multi-Service Campus 25 3,593 388,582 19.7% 34,822 17.3% 9.0 % Seniors Housing 32 2,497 173,560 8.8% 19,554 9.7% 11.3 % Total Net-Leased Assets[4] 207 22,625 $ 1,969,916 100.0% $ 201,739 100.0% 10.2 % As of September 30, 2023 Asset Type Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[5] % of Total Rent Current Yield[3] Skilled Nursing 149 16,405 $ 1,373,572 71.0% $ 144,877 72.8% 10.5 % Multi-Service Campus 25 3,632 388,931 20.1% 34,665 17.4% 8.9 % Seniors Housing 32 2,496 172,954 8.9% 19,553 9.8% 11.3 % Total Net-Leased Assets[6] 206 22,533 $ 1,935,457 100.0% $ 199,095 100.0% 10.3 % As of December 31, 2022 Asset Type Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[7] % of Total Rent Current Yield[3] Skilled Nursing 154 16,193 $ 1,300,822 72.9% $ 136,509 74.4% 10.5 % Multi-Service Campus 24 3,463 363,306 20.3% 32,081 17.5% 8.8 % Seniors Housing 26 2,139 121,186 6.8% 14,803 8.1% 12.2 % Total Net-Leased Assets[8] 204 21,795 $ 1,785,314 100.0% $ 183,393 100.0% 10.3%

Rent Diversification by Tenant 10 Notes: [1] All amounts exclude our eight secured loans receivable, one mezzanine loan receivable and one preferred equity investment. Additionally, amounts exclude 14 properties classified as held for sale as of December 31, 2023, two facilities which are in the process of being repurposed and three that are non-operational. [2] Rent represents December 2023 contractual cash rent, annualized, and presented at 100% share for consolidated entities, and excludes ground lease income and the impact of any rent abatement for recent acquisitions, if applicable. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2023, the initial or amended contractual cash rent is used. (dollars in thousands) As of December 31, 2023[1] Facilities Operating Beds/Units Rent[2] % of Total Rent 1 The Ensign Group 98 10,396 $ 67,820 33.6% 2 Priority Management Group 15 2,144 31,151 15.4% 3 Cascadia Healthcare 12 1,053 12,765 6.3% 4 Providence Group 7 995 11,256 5.6% 5 Covenant Care 9 1,133 10,820 5.4 % Total Top 5 Tenants 141 15,721 $ 133,812 66.3% 6 Eduro Healthcare, LLC 9 1,005 9,594 4.8% 7 The Pennant Group 10 1,002 8,102 4.0% 8 Links Healthcare Group 4 486 6,803 3.4% 9 Bayshire Senior Communities 5 596 6,679 3.3% 10 WLC Management 9 917 6,494 3.2 % Total Top 10 Tenants 178 19,727 $ 171,484 85.0 % All Other Tenants 29 2,898 $ 30,255 15.0 % Total 207 22,625 $ 201,739 100.0%

Geographic Diversification (% of run-rate rent) 11 * Less than 1%. Note: Numbers are as of December 31, 2023 and exclude our eight secured loans receivable, one mezzanine loan receivable and one preferred equity investment. Additionally, amounts exclude 14 properties classified as held for sale as of December 31, 2023, two facilities which are in the process of being repurposed and three that are non-operational. 7% * 31% 22% 9% 7% 7% 4%4% 3% 2% 2% 1% 1% 1% 1% 1% 1% 1% 1% * * * * * * 1%

Rent Diversification by State 12 Notes: [1] All amounts exclude our eight secured loans receivable, one mezzanine loan receivable and one preferred equity investment. Additionally, amounts exclude 14 properties classified as held for sale as of December 31, 2023, two facilities which are in the process of being repurposed and three that are non-operational. [2] Rent represents December 2023 contractual cash rent, annualized, and presented at 100% share for consolidated entities, and excludes ground lease income and the impact of any rent abatement for recent acquisitions, if applicable. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2023, the initial or amended contractual cash rent is used. (dollars in thousands) As of December 31, 2023[1] Net-Leased Assets by State Facilities Operating Beds/Units Rent[2] % of Total Rent 1 California 46 5,676 $ 61,921 30.7% 2 Texas 45 5,871 44,705 22.2% 3 Louisiana 8 1,164 18,375 9.1% 4 Idaho 17 1,474 15,102 7.5% 5 Arizona 11 1,340 13,429 6.7 % Top 5 States 127 15,525 $ 153,532 76.1% 7 Illinois 11 1,053 8,204 4.1% 6 Utah 13 1,374 7,858 3.9% 8 Colorado 7 785 5,991 3.0% 9 Washington 10 936 4,943 2.5% 10 Ohio 5 499 3,743 1.9 % Top 10 States 173 20,172 $ 184,271 91.3 % All Other States 34 2,453 $ 17,468 8.7 % Total 207 22,625 $ 201,739 100.0%

Lease Maturities 13 Notes: [1] All amounts exclude our eight secured loans receivable, one mezzanine loan receivable and one preferred equity investment. Additionally, amounts exclude 14 properties classified as held for sale as of December 31, 2023, two facilities which are in the process of being repurposed and three that are non-operational. [2] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options or purchase options, if any. [3] Rent represents December 2023 contractual cash rent, annualized, and presented at 100% share for consolidated entities, and excludes ground lease income and the impact of any rent abatement for recent acquisitions, if applicable. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2023, the initial or amended contractual cash rent is used. [4] One facility, including annualized rent of $2.6 million, is currently leased under a short-term lease until regulatory approval is obtained, at which time a 15 year lease term will commence, as indicated in the table above. Lease Maturity Year % o f T ot al R en t (dollars in thousands) As of December 31, 2023[1] Lease Maturity Year[2] Rent[3] % of Total Rent 2027 $ 5,476 2.7% 2029 12,922 6.4% 2030 5,107 2.5% 2031 51,160 25.4% 2032 18,502 9.2% 2033 20,804 10.3% 2034 33,984 16.8% 2036 14,209 7.0% 2038 39,575 [4] 19.7 % Total $ 201,739 100.0% —% —% —% 2.7% —% 6.4% 2.5% 25.4% 9.2% 10.3% 16.8% —% 7.0% —% 19.7% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038

Tenant Purchase Options 14 Notes: [1] Excludes a purchase option on an 11 building SNF portfolio representing 2.4% of total rent. Tenant is currently not eligible to elect the option. [2] The Company has not received notice of exercise for the option periods that are currently open. [3] Option type includes: A - Fixed base price. B- Fixed capitalization rate on lease revenue. [4] Rent represents December 2023 contractual cash rent, annualized at 100% share for consolidated entities, and excludes ground lease income and the impact of any rent abatement for recent acquisitions, if applicable. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2023, the initial or amended contractual cash rent is used. [5] Option window is only open for six months from the option period open date. [6] Option window is open until the expiration of the lease term. [7] Purchase option reflects two option types. [8] Excludes one property classified as held for sale as of December 31, 2023 and sold subsequent to December 31, 2023. (dollars in thousands) As of December 31, 2023[1] Asset Type Properties Lease Expiration Option Period Open Date[2] Option Type[3] Current Cash Rent[4] % of Total Rent[4] SNF 1 March 2029 4/1/2022 [6] A / B [7] 832 0.40 % SNF / Campus 1 October 2032 1/1/2024 [5] A 1,031 [8] 0.49 % SNF 4 November 2034 12/1/2024 [6] A 3,988 1.91% 2.79%

Other Real Estate Investments 15 Notes: [1] Rate is net of subservicing fee. [2] Investment shown net of a partial payment of $10.5 million made in December 2023 in connection with the release of one facility. [3] In June 2023, the Company closed on the sale of one ALF. In connection with the sale, the Company provided affiliates of the purchaser of the properties with a $2.0 million mortgage loan. The mortgage loan is secured by the ALF. The mortgage loan has a one-year extension option and may be prepaid in whole before the maturity date. (dollars in thousands) As of December 31, 2023 Mortgage Loans Investment Facilities Property Type Location Operating Beds/Units Investment Contractual Interest Rate Maturity Date Mortgage loan[3] 1 ALF IN 162 $ 2,000 9.0% 5/31/2024 Mortgage loan 4 SNF CA 439 11,713 [2] 10.7% [1] 8/1/2025 Mortgage loan 4 SNF GA 690 24,900 9.0% [1] 9/8/2025 Mortgage loan 1 ALF CA 38 6,300 9.9% 6/1/2026 Mortgage loan 3 SNF CA 396 3,564 12.0% 9/29/2026 Mortgage loan 18 SNF / Campus Mid-Atlantic 1,796 75,000 8.4% [1] 6/30/2027 Mortgage loan 2 SNF FL 115 15,727 9.0% 8/1/2028 Mortgage loan 3 SNF Campus / ILF CA 223 25,993 9.0% 6/29/2033 Total Mortgage Loans 3,859 $ 165,197 8.9 % Mezzanine Loans Investment Facilities Property Type Location Operating Beds/Units Investment Contractual Interest Rate Maturity Date Mezzanine loan 18 SNF / Campus Mid-Atlantic N/A $ 25,000 11.0% 6/30/2032 Total Mezzanine Loans $ 25,000 Preferred Equity Investment Investment Facilities Property Type Location Operating Beds/Units Investment Return Rate Preferred Equity 3 SNF CA N/A $ 1,782 15.0 % Total Preferred Equity Investments $ 1,782

Consolidated Statements of Operations 16 (amounts in thousands, except per share data) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2023 2022 2023 2022 Revenues: Rental income $ 53,473 $ 47,675 $ 198,599 $ 187,506 Interest and other income 6,261 4,135 19,171 8,626 Total revenues 59,734 51,810 217,770 196,132 Expenses: Depreciation and amortization 13,211 11,926 51,199 50,316 Interest expense 8,266 9,608 40,883 30,008 Property taxes 1,733 968 6,170 4,333 Impairment of real estate investments 4,791 5,356 36,301 79,062 Provision for loan losses, net — — — 3,844 Property operating expenses 563 695 3,423 5,039 General and administrative 6,507 4,813 21,805 20,165 Total expenses 35,071 33,366 159,781 192,767 Other income (loss): Gain (loss) on sale of real estate, net 260 (1,668) 2,218 (3,769) Unrealized gain (loss) on other real estate related investments, net 1,371 (2,396) (6,485) (7,102) Total other income (loss) 1,631 (4,064) (4,267) (10,871) Net income (loss) 26,294 14,380 53,722 (7,506) Net loss attributable to noncontrolling interests (2) — (13) — Net income (loss) attributable to CareTrust REIT, Inc. $ 26,296 $ 14,380 $ 53,735 $ (7,506) Earnings (loss) available to common stockholders per common share: Basic $ 0.22 $ 0.15 $ 0.50 $ (0.08) Diluted $ 0.22 $ 0.15 $ 0.50 $ (0.08) Weighted-average number of common shares: Basic 121,411 97,227 105,956 96,703 Diluted 121,684 97,272 106,152 96,703 Dividends declared per common share $ 0.28 $ 0.275 $ 1.12 $ 1.10

See "Glossary" for additional information. Reconciliation of EBITDA, FFO and FAD 17 (amounts in thousands) Quarter Ended December 31, 2022 Quarter Ended March 31, 2023 Quarter Ended June 30, 2023 Quarter Ended September 30, 2023 Quarter Ended December 31, 2023 Net income (loss) attributable to CareTrust REIT, Inc. $ 14,380 $ 19,227 $ (484) $ 8,696 $ 26,296 Depreciation and amortization 11,926 12,238 12,716 13,034 13,211 Interest expense 9,608 9,827 11,040 11,750 8,266 Amortization of stock-based compensation 1,463 936 924 1,519 1,774 EBITDA attributable to CareTrust REIT, Inc. 37,377 42,228 24,196 34,999 49,547 Impairment of real estate investments 5,356 1,886 21,392 8,232 4,791 Provision for doubtful accounts and lease restructuring 390 — — — — Property operating expenses 914 1,134 831 1,416 714 Loss (gain) on sale of real estate 1,668 70 (2,028) — (260) Unrealized loss (gain) on other real estate related investments, net 2,396 454 2,151 5,251 (1,371) Normalized EBITDA attributable to CareTrust REIT, Inc. $ 48,101 $ 45,772 $ 46,542 $ 49,898 $ 53,421 Net income (loss) attributable to CareTrust REIT, Inc. $ 14,380 $ 19,227 $ (484) $ 8,696 $ 26,296 Real estate related depreciation and amortization 11,921 12,233 12,712 13,028 13,206 Impairment of real estate investments 5,356 1,886 21,392 8,232 4,791 Loss (gain) on sale of real estate 1,668 70 (2,028) — (260) Funds from Operations (FFO) attributable to CareTrust REIT, Inc. 33,325 33,416 31,592 29,956 44,033 Provision for doubtful accounts and lease restructuring 390 — — — — Property operating expenses 914 1,134 831 1,416 714 Unrealized loss (gain) on other real estate related investments, net 2,396 454 2,151 5,251 (1,371) Normalized FFO attributable to CareTrust REIT, Inc. $ 37,025 $ 35,004 $ 34,574 $ 36,623 $ 43,376

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. See "Glossary" for additional information. Reconciliation of EBITDA, FFO and FAD (continued) 18 (amounts in thousands, except per share data) Quarter Ended December 31, 2022 Quarter Ended March 31, 2023 Quarter Ended June 30, 2023 Quarter Ended September 30, 2023 Quarter Ended December 31, 2023 Net income (loss) attributable to CareTrust REIT, Inc. $ 14,380 $ 19,227 $ (484) $ 8,696 $ 26,296 Real estate related depreciation and amortization 11,921 12,233 12,712 13,028 13,206 Amortization of deferred financing fees 535 609 608 609 610 Amortization of stock-based compensation 1,463 936 924 1,519 1,774 Straight-line rental income (3) 7 7 7 8 Amortization of below market leases — — — — (384) Impairment of real estate investments 5,356 1,886 21,392 8,232 4,791 Loss (gain) on sale of real estate 1,668 70 (2,028) — (260) Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc. 35,320 34,968 33,131 32,091 46,041 Provision for doubtful accounts and lease restructuring 390 — — — — Property operating expenses 914 1,134 831 1,416 714 Unrealized loss (gain) on other real estate related investments, net 2,396 454 2,151 5,251 (1,371) Normalized FAD attributable to CareTrust REIT, Inc. $ 39,020 $ 36,556 $ 36,113 $ 38,758 $ 45,384 FFO per share attributable to CareTrust REIT, Inc. $ 0.34 $ 0.34 $ 0.32 $ 0.29 $ 0.36 Normalized FFO per share attributable to CareTrust REIT, Inc. $ 0.38 $ 0.35 $ 0.35 $ 0.35 $ 0.36 FAD per share attributable to CareTrust REIT, Inc. $ 0.36 $ 0.35 $ 0.33 $ 0.31 $ 0.38 Normalized FAD per share attributable to CareTrust REIT, Inc. $ 0.40 $ 0.37 $ 0.36 $ 0.37 $ 0.37 Diluted weighted average shares outstanding [1] 97,408 99,195 99,360 104,422 121,854

Consolidated Balance Sheets 19 (amounts in thousands) December 31, 2023 December 31, 2022 Assets: Real estate investments, net $ 1,567,119 $ 1,421,410 Other real estate related investments 180,368 156,368 Assets held for sale, net 15,011 12,291 Cash and cash equivalents 294,448 13,178 Accounts and other receivables 395 416 Prepaid expenses and other assets, net 23,337 11,690 Deferred financing costs, net 4,160 5,428 Total assets $ 2,084,838 $ 1,620,781 Liabilities and Equity: Senior unsecured notes payable, net $ 396,039 $ 395,150 Senior unsecured term loan, net 199,559 199,348 Unsecured revolving credit facility — 125,000 Accounts payable, accrued liabilities and deferred rent liabilities 33,992 24,360 Dividends payable 36,531 27,550 Total liabilities 666,121 771,408 Equity: Common stock 1,300 990 Additional paid-in capital 1,883,147 1,245,337 Cumulative distributions in excess of earnings (467,628) (396,954) Total stockholders' equity 1,416,819 849,373 Noncontrolling interests 1,898 — Total equity 1,418,717 849,373 Total liabilities and equity $ 2,084,838 $ 1,620,781

Notes: [1] Net Debt to Annualized Normalized Run Rate EBITDA compares net debt as of the last day of the quarter to Annualized Normalized Run Rate EBITDA for the quarter which assumes investments closed during the quarter occurred on the first day of the quarter. Net debt is adjusted to include the net proceeds from future expected settlement of shares sold under equity forward contracts through the Company's ATM program during the applicable quarter. See “Financials – Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA and Normalized Run Rate EBITDA to the most directly comparable GAAP measure for the periods presented. [2] Net Debt to Enterprise Value compares net debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. [3] Assumes the net proceeds from the future expected settlement of shares sold under equity forward contracts through the Company's ATM program during the quarter reduces outstanding debt and assumes the shares were issued. See “Glossary” for additional information. Net Debt to Enterprise Value [2]Net Debt to Annualized Normalized Run Rate EBITDA [1] Key Debt Metrics 20 3.7 3.7 3.7 3.9 4.3 4.2 3.7 3.8 3.8 2.5 1.4 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 22.1% 25.1% 23.0% 26.6% 30.2% 30.6% 27.8% 26.2% 26.2% 16.8% 9.5% 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 [3] [3]

Notes: [1] Funds can be borrowed at applicable SOFR plus 1.50% to 2.20% or at the Base Rate (as defined) plus 0.50% to 1.20%. [2] Funds can be borrowed at applicable SOFR plus 1.10% to 1.55% or at the Base Rate (as defined) plus 0.10% to 0.55%. [3] Maturity date does not assume exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. Debt Maturity Schedule Debt Summary 21 — — $200,000 $600,000 $400,000 2024 2025 2026 2027 2028 Debt Maturity Year Pri nci pa l (dollars in thousands) December 31, 2023 Debt Interest Rate Maturity Date Principal % of Principal Deferred Loan Costs Net Carrying Value Fixed Rate Debt Senior unsecured notes payable 3.875% 2028 $ 400,000 66.7% $ (3,961) $ 396,039 Floating Rate Debt Senior unsecured term loan 6.958% [1] 2026 200,000 33.3% (441) 199,559 Unsecured revolving credit facility — % [2] 2027 [3] — — % — [4] — 6.958% 200,000 33.3% (441) 199,559 Total Debt 4.903% $ 600,000 100.0% $ (4,402) $ 595,598

Notes: [1] This guidance assumes and includes (i) all investments, dispositions and loan repayments made to date, (ii) no new acquisitions, dispositions, new loans or loan repayments beyond those completed or announced to date, (iii) no new debt incurrences or new equity issuances, (iv) estimated 2.5% CPI-based rent escalators under CareTrust's long-term net leases, and (v) assumes 2% - 3% uncollected rents for the year. See “Glossary” for additional information. 2024 Guidance 22 (shares in thousands) Full Year 2024 Guidance[1] Low High Net income attributable to CareTrust REIT, Inc. $ 1.02 $ 1.04 Real estate related depreciation and amortization 0.40 0.40 Funds from Operations (FFO) attributable to CareTrust REIT, Inc. 1.42 1.44 Property operating expenses 0.01 0.01 Normalized FFO attributable to CareTrust REIT, Inc. $ 1.43 $ 1.45 Net income attributable to CareTrust REIT, Inc. $ 1.02 $ 1.04 Real estate related depreciation and amortization 0.40 0.40 Amortization of deferred financing fees 0.02 0.02 Amortization of stock-based compensation 0.04 0.04 Straight-line rental income — — Amortization of below market lease intangible (0.02) (0.02) Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc. 1.46 1.48 Property operating expenses 0.01 0.01 Normalized FAD attributable to CareTrust REIT, Inc. $ 1.47 $ 1.49 Weighted average shares outstanding: Diluted 130,518 130,518

Notes: [1] Represents average offering price per share for follow-on equity offerings. [2] As of December 31, 2023, CareTrust REIT had $274.1 million available for future issuances under the ATM Program. Follow-On Equity Offering Activity At-the-Market Offering Activity Equity Capital Transactions 23 2015 2016 2019 Q1 Q2 Q3 Q4 Total Number of Shares (000s) 16,330 — 9,775 — 6,325 16,100 6,641 Public Offering Price per Share $ 10.50 $ — $ 11.35 $ — $ 13.35 $ 12.14 [1] $ 23.35 Gross Proceeds (000s) $ 171,465 $ — $ 110,946 $ — $ 84,439 $ 195,385 $ 155,073 2016 2017 2018 2019 2020 2021 2022 2023[2] Q1 Q2 Q3 Q4 Total Number of Shares (000s) 924 10,574 10,265 2,459 — 990 2,405 — — 16,285 14,584 30,869 Average Price per Share $ 15.31 $ 16.43 $ 17.76 $ 19.48 $ — $ 23.74 $ 20.00 $ — $ — $ 19.89 $ 21.94 $ 20.86 Gross Proceeds (000s) $ 14,147 $ 173,760 $ 182,321 $ 47,893 $ — $ 23,505 $ 48,100 $ — $ — $ 323,886 $ 319,916 $ 643,802

Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See Glossary for additional information. Dividend History Normalized FFO Payout Ratio [1][2] Normalized FFO per Share [2] Normalized FFO [2] (in millions) Other Financial Highlights 24 $0.265 $0.265 $0.265 $0.275 $0.275 $0.275 $0.275$0.280$0.280$0.280$0.280 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 71.6% 69.7% 67.9% 74.3% 74.3% 74.3% 72.4% 80.0% 80.0% 80.0% 78.0% 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 $0.37 $0.38 $0.39 $0.37 $0.37 $0.37 $0.38 $0.35 $0.35 $0.35 $0.36 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 $35.8 $36.7 $37.3 $35.9 $35.6 $36.1 $37.0 $35.0 $34.6 $36.6 $43.4 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23

Funds from Operations (“FFO”) Net income attributable to CareTrust REIT, Inc, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO attributable to CareTrust REIT, Inc in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2] CARES Act and HHS Relief Funds Provider relief funds distributed by the Department of Health and Human Services as part of the CARES act to support healthcare providers’ battle against the COVID-19 outbreak. Healthcare providers received five payments over four phases of general distributions. Does not include funds as part of Medicaid’s Federal Medical Assistance Percentage (“FMAP”), Medicare’s Sequestration “Holiday” or Paycheck Protection Program loans (“PPP”). The Employee Retention Credit ("ERTC") is a fully refundable tax credit for employers equal to 50 percent of qualified wages (including allocable qualified health plan expenses) that eligible employers pay their employees. Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.  EBITDA Net income attributable to CareTrust REIT, Inc. before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and cash rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended September 30, 2023 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDAR for such period is divided by the annualized monthly base rent currently in effect. EBITDAR reflects the application of a standard 5% management fee. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre- stabilized. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) for the trailing twelve- month period ended September 30, 2023 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDARM for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre- stabilized. Enterprise Value Share price multiplied by the number of outstanding shares, including assumed shares issued from the ATM program, plus total outstanding debt minus cash and assumed net proceeds from the ATM program, each as of a specified date. Funds Available for Distribution (“FAD”) FFO attributable to CareTrust REIT, Inc, excluding straight- line rental income adjustments, amortization of deferred financing fees, below market lease intangibles and stock- based compensation expense.[2] Glossary 25

Multi-Service Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units, including Continuing Care Retirement Communities. Normalized EBITDA EBITDA attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as real estate impairment charges, provision for loan losses, provision for doubtful accounts and lease restructuring, recovery of previously reversed rent, lease termination revenue, property operating expenses, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as provision for loan losses, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and property operating expenses.[2] Normalized FFO FFO attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as provision for loan losses, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, accelerated amortization of stock- based compensation, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and property operating expenses.[2] Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD attributable to CareTrust REIT, Inc, FFO attributable to CareTrust REIT, Inc, Normalized FAD attributable to CareTrust REIT, Inc, and Normalized FFO attributable to CareTrust REIT, Inc (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD attributable to CareTrust REIT, Inc and Normalized FFO attributable to CareTrust REIT, Inc can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD attributable to CareTrust REIT, Inc, FFO attributable to CareTrust REIT, Inc, Normalized FAD attributable to CareTrust REIT, Inc, and Normalized FFO attributable to CareTrust REIT, Inc (and their related per- share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Glossary 26